Exhibit 99.1

Union Pacific Reports Fourth Quarter and Full Year 2017 Results

FOR IMMEDIATE RELEASE

Omaha, Neb., January 25, 2018 – Union Pacific Corporation (NYSE: UNP) today reported 2017 fourth quarter net income of $7.3 billion, or $9.25 per diluted share compared to $1.39 per diluted share in the fourth quarter 2016.  Fourth quarter 2017 results include previously-disclosed adjustments reflecting the impact of corporate tax reform.  Excluding those items, 2017 fourth quarter adjusted net income was $1.2 billion, or $1.53 per diluted share, 5 and 10 percent increases, respectively, when compared to 2016.

Financial Performance*

Millions, Except Per Share Amounts and Percentages For the Three Months Ended December 31, 2017	Operating Income	Income Taxes	Net Income	Diluted EPS	Operating Ratio
Reported results (GAAP)	$2,251	($5,186)	$7,278	$9.25	58.7%
Factors Affecting Comparability: (Adjustments for Tax Cuts and Jobs Act)
Equity-method affiliates	(212)	(73)	(139)	(0.18)	3.9 pts
Deferred taxes	---	5,935	(5,935)	(7.54)	---
Adjusted results (non-GAAP)	$2,039	$676	$1,204	$1.53	62.6%
2016 Reported Results (GAAP)	$1,965	$687	$1,144	$1.39	62.0%

*  Please reference page 10 of the supplemental financial information for the full non-GAAP disclosure.

“I am pleased with the results the men and women of Union Pacific achieved by focusing on our six-track value strategy.  While we have room for improvement in many areas, that doesn’t include the dedication and hard work of our employees as they Build America,” said Lance Fritz, Union Pacific chairman, president and chief executive officer.

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Fourth Quarter Summary

Operating revenue of $5.5 billion was up 5 percent in the fourth quarter 2017 compared to the fourth quarter 2016.  Fourth quarter business volumes, as measured by total revenue carloads, increased 1 percent compared to 2016.  Volume increases in industrial products and chemicals more than offset declines in agricultural products, automotive and coal.  Intermodal volume was flat compared to 2016.  In addition:

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Quarterly freight revenue increased 5 percent compared to the fourth quarter 2016, as increased fuel surcharge revenue, core pricing gains, positive volume and positive mix of traffic all contributed to the increase.

•	Union Pacific’s adjusted operating ratio of 62.6 percent increased 0.6 points compared to the fourth quarter 2016.
•	The $2.03 per gallon average quarterly diesel fuel price in the fourth quarter 2017 was 23 percent higher than the fourth quarter 2016.
•	Quarterly train speed, as reported to the Association of American Railroads, was 25.1 mph, 5 percent slower than the fourth quarter 2016.
•	Union Pacific repurchased 9.2 million shares in the fourth quarter 2017 at an aggregate cost of $1.1 billion.

Summary of Fourth Quarter Freight Revenues

•	Industrial Products up 28 percent
•	Chemicals up 7 percent
•	Intermodal up 4 percent
•	Automotive down 1 percent
•	Agricultural Products down 4 percent
•	Coal down 5 percent

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2017 Full Year Summary

For the full year 2017, Union Pacific reported net income of $10.7 billion or $13.36 per diluted share, compared to $4.2 billion, or $5.07 per diluted share in 2016.  Excluding the previously-disclosed adjustments reflecting the impact of corporate tax reform, adjusted net income was $4.6 billion, or $5.79 per diluted share, 10 and 14 percent increases, respectively, when compared to 2016.

Financial Performance*

Millions, Except Per Share Amounts and Percentages For the Years Ended December 31, 2017	Operating Income	Income Taxes	Net Income	Diluted EPS	Operating Ratio
Reported results (GAAP)	$8,061	($3,080)	$10,712	$13.36	62.0%
Factors Affecting Comparability: (Adjustments for Tax Cuts and Jobs Act)
Equity-method affiliates	(212)	(73)	(139)	(0.17)	1.0 pts
Deferred taxes	---	5,935	(5,935)	(7.40)	---
Adjusted results (non-GAAP)	$7,849	$2,782	$4,638	$5.79	63.0%
2016 Reported Results (GAAP)	$7,272	$2,533	$4,233	$5.07	63.5%

*  Please reference page 10 of the supplemental financial information for the full non-GAAP disclosure.

Operating revenue totaled $21.2 billion as compared to $19.9 billion in 2016.  Adjusted operating income totaled $7.8 billion, an 8 percent increase compared to 2016.  In addition:

•	Freight revenue totaled $19.8 billion, a 7 percent increase when compared to 2016. Carloadings were up 2 percent versus 2016, with increases in industrial products and coal business groups.
•	Average diesel fuel prices increased 22 percent to $1.81 per gallon in 2017 from $1.48 per gallon in 2016.
•	Union Pacific’s adjusted operating ratio improved to 63.0 percent, 0.5 points lower than 2016. -more-

•	Train speed, as reported to the Association of American Railroads, was 25.4 mph, 5 percent lower compared to the full year 2016.
•	Union Pacific’s reportable personal injury rate of 0.79 incidents per 200,000 employee hours increased 5 percent compared to the full-year record achieved in 2016.
•	Union Pacific’s capital program in 2017 totaled $3.1 billion.
•	Union Pacific repurchased 36.4 million shares in 2017 at an aggregate cost of $4.0 billion.

2018 Outlook

“We are optimistic the economy will favor a number of our market segments leading to another year of positive volume growth. Increased unit volume, combined with inflation plus core pricing and G55-0 productivity initiatives, should result in another year of revenue growth and improved margins,” said Fritz.  “We will continue to execute our value-track strategy to benefit our employees, partner with the communities we serve, provide our customers an excellent experience, and generate strong returns for our shareholders.”

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Fourth Quarter 2017 Earnings Conference Call

Union Pacific will host its fourth quarter 2017 earnings release presentation live over the Internet and via teleconference on Thursday, January 25, 2018, at 8:45 a.m. Eastern Time.  The presentation will be webcast live over the internet on Union Pacific’s website at www.up.com/investor.  Alternatively, the webcast can be accessed directly through the following link.  Participants may join the conference call by dialing 877/407-8293 (or for international participants, 201/689-8349).

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ABOUT UNION PACIFIC

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. In the past 10 years, 2008-2017, Union Pacific invested approximately $34 billion in its network and operations to support America’s transportation infrastructure.  The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Union Pacific Investor contact: Mike Staffenbeal at 402-544-4227 or mstaffen@up.com

Union Pacific Media contact: Raquel Espinoza at 402-544-5034 or respinoza@up.com

Supplemental financial information is attached.

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This presentation and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the Company’s expectations with respect to economic conditions and demand levels; its ability to generate financial returns, improve network performance and customer service; implementation of corporate strategies; and providing excellent service to its customers and returns to its shareholders.  These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934.  Forward-looking statements also generally include, without limitation, information or statements regarding:  projections, predictions, expectations, estimates or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance;  and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement.  Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2016, which was filed with the SEC on February 3, 2017.  The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made.  The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.  If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	4th Quarter				Full Year
For the Periods Ended December 31,	2017	2016	%		2017	2016	%
Operating Revenues
Freight revenues	$5,087	$4,832	5%		$19,837	$18,601	7%
Other revenues	363	336	8		1,403	1,340	5
Total operating revenues	5,450	5,168	5		21,240	19,941	7
Operating Expenses
Compensation and benefits	1,232	1,186	4		4,984	4,750	5
Purchased services and materials	585	553	6		2,363	2,258	5
Depreciation	532	520	2		2,105	2,038	3
Fuel	547	431	27		1,891	1,489	27
Equipment and other rents	64	280	(77)		888	1,137	(22)
Other	239	233	3		948	997	(5)
Total operating expenses	3,199	3,203	-		13,179	12,669	4
Operating Income	2,251	1,965	15		8,061	7,272	11
Other income	29	40	(28)		290	192	51
Interest expense	(188)	(174)	8		(719)	(698)	3
Income before income taxes	2,092	1,831	14		7,632	6,766	13
Income tax benefit/(expense)	5,186	(687)	F		3,080	(2,533)	F
Net Income	$7,278	$1,144	F		$10,712	$4,233	F

Share and Per Share
Earnings per share - basic	$9.29	$1.40	F		$13.42	$5.09	F
Earnings per share - diluted	$9.25	$1.39	F		$13.36	$5.07	F
Weighted average number of shares - basic	783.6	819.2	(4)%		798.4	832.4	(4)%
Weighted average number of shares - diluted	787.0	822.7	(4)		801.7	835.4	(4)
Dividends declared per share	$0.665	$0.605	10		$2.48	$2.255	10

Operating Ratio	58.7%	62.0%	(3.3)	pts	62.0%	63.5%	(1.5)	pts
Effective Tax Rate	(247.9%)	37.5%	F		(40.4%)	37.4%	F

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ended December 31,	2017	2016	%	2017	2016	%
Freight Revenues (Millions)
Agricultural Products	$922	$961	(4)%	$3,685	$3,625	2%
Automotive	512	517	(1)	1,998	2,000	-
Chemicals	917	857	7	3,596	3,474	4
Coal	667	699	(5)	2,645	2,440	8
Industrial Products	1,062	829	28	4,078	3,348	22
Intermodal	1,007	969	4	3,835	3,714	3
Total	$5,087	$4,832	5%	$19,837	$18,601	7%
Revenue Carloads (Thousands)
Agricultural Products	239	258	(7)%	958	980	(2)%
Automotive	211	219	(4)	838	863	(3)
Chemicals	270	257	5	1,055	1,074	(2)
Coal	312	320	(3)	1,232	1,166	6
Industrial Products	309	265	17	1,227	1,097	12
Intermodal*	826	827	-	3,278	3,262	-
Total	2,167	2,146	1%	8,588	8,442	2%
Average Revenue per Car
Agricultural Products	$3,856	$3,732	3%	$3,847	$3,702	4%
Automotive	2,426	2,362	3	2,384	2,317	3
Chemicals	3,403	3,323	2	3,410	3,234	5
Coal	2,136	2,183	(2)	2,146	2,092	3
Industrial Products	3,434	3,123	10	3,324	3,051	9
Intermodal*	1,220	1,172	4	1,170	1,138	3
Average	$2,348	$2,251	4%	$2,310	$2,203	5%

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

	Dec. 31,	Dec. 31,
Millions, Except Percentages	2017	2016
Assets
Cash and cash equivalents	$1,275	$1,277
Short-term investments	90	60
Other current assets	2,673	2,259
Investments	1,809	1,457
Net properties	51,605	50,389
Other assets	354	276
Total assets	$57,806	$55,718

Liabilities and Common Shareholders' Equity
Debt due within one year	$800	$758
Other current liabilities	3,139	2,882
Debt due after one year	16,144	14,249
Deferred income taxes	10,936	15,996
Other long-term liabilities	1,931	1,901
Total liabilities	32,950	35,786
Total common shareholders' equity	24,856	19,932
Total liabilities and common shareholders' equity	$57,806	$55,718

Debt to Capital	40.5%	43.0%
Adjusted Debt to Capital*	43.9%	47.3%
Return on Average Common Shareholders' Equity	47.8%	20.8%
Return on Invested Capital as Adjusted (ROIC)**	27.6%	12.7%

*Adjusted Debt to Capital is a non-GAAP measure; however, management believes that it is an important measure in evaluating the total amount of leverage in our capital structure, including off-balance sheet lease obligations. See page 8 for a reconciliation to GAAP.

**    ROIC is a non-GAAP measure; however, management believes that it is an important measure in evaluating the efficiency and effectiveness of our long-term capital investments. See page 9 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Full Year
For the Periods Ended December 31,	2017	2016
Operating Activities
Net income	$10,712	$4,233
Depreciation	2,105	2,038
Deferred income taxes	(5,067)	831
Other - net	(520)	423
Cash provided by operating activities	7,230	7,525

Investing Activities
Capital investments*	(3,257)	(3,505)
Purchases of short-term investments	(120)	(580)
Maturities of short-term investments	90	520
Other - net	201	172
Cash used in investing activities	(3,086)	(3,393)

Financing Activities
Common shares repurchased	(4,013)	(3,105)
Debt issued	2,735	1,983
Dividends paid	(1,982)	(1,879)
Debt repaid	(840)	(1,013)
Debt exchange	-	(191)
Other - net	(46)	(41)
Cash used in financing activities	(4,146)	(4,246)

Net Change in Cash and Cash Equivalents	(2)	(114)
Cash and cash equivalents at beginning of year	1,277	1,391
Cash and Cash Equivalents at End of Year	$1,275	$1,277

Free Cash Flow**
Cash provided by operating activities	$7,230	$7,525
Cash used in investing activities	(3,086)	(3,393)
Dividends paid	(1,982)	(1,879)
Free cash flow	$2,162	$2,253

*Capital investments include locomotive and freight car early lease buyouts of $173 million in 2017 and $90 million in 2016.

**Free cash flow is a non-GAAP measure; however, we believe this measure is important to management and investors in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	4th Quarter			Full Year
For the Periods Ended December 31,	2017	2016	%	2017	2016	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	229,597	223,839	3%	898,746	856,895	5%
Employees (average)	41,589	42,214	(1)	41,992	42,919	(2)
GTMs (millions) per employee	5.52	5.30	4	21.40	19.97	7

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$ 2.03	$ 1.65	23%	$ 1.81	$ 1.48	22%
Fuel consumed in gallons (millions)	260	253	3	1,004	974	3
Fuel consumption rate*	1.135	1.131	-	1.117	1.137	(2)

AAR Reported Performance Measures
Average train speed (miles per hour)	25.1	26.5	(5)%	25.4	26.6	(5)%
Average terminal dwell time (hours)	32.5	29.0	12	30.3	28.1	8

Revenue Ton-Miles (Millions)
Agricultural Products	22,406	24,153	(7)%	89,897	92,244	(3)%
Automotive	4,581	4,705	(3)	18,288	18,192	1
Chemicals	17,190	16,132	7	66,449	66,964	(1)
Coal	33,459	33,487	-	130,603	117,101	12
Industrial Products	21,963	17,082	29	84,163	68,579	23
Intermodal	19,251	19,559	(2)	77,321	77,059	-
Total	118,850	115,118	3%	466,721	440,139	6%

*Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2017
Millions, Except Per Share Amounts and Percentages,	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Operating Revenues
Freight revenues	$4,794	4,906	5,050	5,087	$19,837
Other revenues	338	344	358	363	1,403
Total operating revenues	5,132	5,250	5,408	5,450	21,240
Operating Expenses
Compensation and benefits	1,257	1,197	1,298	1,232	4,984
Purchased services and materials	566	597	615	585	2,363
Depreciation	520	525	528	532	2,105
Fuel	460	434	450	547	1,891
Equipment and other rents	276	273	275	64	888
Other	260	219	230	239	948
Total operating expenses	3,339	3,245	3,396	3,199	13,179
Operating Income	1,793	2,005	2,012	2,251	8,061
Other income	67	43	151	29	290
Interest expense	(172)	(179)	(180)	(188)	(719)
Income before income taxes	1,688	1,869	1,983	2,092	7,632
Income tax benefit/(expense)	(616)	(701)	(789)	5,186	3,080
Net Income	$1,072	$1,168	$1,194	$7,278	$10,712

Share and Per Share
Earnings per share - basic	$1.32	$1.45	$1.50	$9.29	$13.42
Earnings per share - diluted	$1.32	$1.45	$1.50	$9.25	$13.36
Weighted average number of shares - basic	811.5	804.1	794.5	783.6	798.4
Weighted average number of shares - diluted	814.8	807.2	797.6	787.0	801.7
Dividends declared per share	$0.605	$0.605	$0.605	$0.665	$2.48

Operating Ratio	65.1%	61.8%	62.8%	58.7%	62.0%
Effective Tax Rate	36.5%	37.5%	39.8%	(247.9%)	(40.4%)

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Freight Revenues (Millions)
Agricultural Products	$942	$907	$914	$922	$3,685
Automotive	504	513	469	512	1,998
Chemicals	885	898	896	917	3,596
Coal	648	619	711	667	2,645
Industrial Products	907	1,030	1,079	1,062	4,078
Intermodal	908	939	981	1,007	3,835
Total	$4,794	$4,906	$5,050	$5,087	$19,837
Revenue Carloads (Thousands)
Agricultural Products	250	237	232	239	958
Automotive	212	215	200	211	838
Chemicals	257	269	259	270	1,055
Coal	304	285	331	312	1,232
Industrial Products	278	315	325	309	1,227
Intermodal*	787	824	841	826	3,278
Total	2,088	2,145	2,188	2,167	8,588
Average Revenue per Car
Agricultural Products	$3,773	$3,813	$3,951	$3,856	$3,847
Automotive	2,373	2,393	2,341	2,426	2,384
Chemicals	3,448	3,334	3,457	3,403	3,410
Coal	2,134	2,173	2,143	2,136	2,146
Industrial Products	3,261	3,271	3,325	3,434	3,324
Intermodal*	1,154	1,140	1,166	1,220	1,170
Average	$2,297	$2,287	$2,307	$2,348	$2,310

*Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
	Dec. 31,	Dec. 31,
Millions, Except Percentages	2017	2016
Debt (a)	$16,944	$15,007
Equity	24,856	19,932
Capital (b)	$41,800	$34,939
Debt to capital (a/b)	40.5%	43.0%

*  Total debt divided by total debt plus equity. We believe this measure is important to management and investors in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
	Dec. 31,	Dec. 31,
Millions, Except Percentages	2017	2016
Debt	$16,944	$15,007
Net present value of operating leases	2,140	2,435
Unfunded pension and OPEB, net of taxes of $238 and $261	396	436
Adjusted debt (a)	19,480	17,878
Equity	24,856	19,932
Adjusted capital (b)	$44,336	$37,810
Adjusted debt to capital (a/b)	43.9%	47.3%

*  Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 4.6%  at December 31, 2017, and 4.7% at December 31, 2016. The discount rate reflects our effective interest rate. We believe this measure is important to management and investors in evaluating the total amount of leverage in our capital structure including off-balance sheet lease obligations.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Return on Average Common Shareholders' Equity

Millions, Except Percentages	2017	2016	2015
Net income	$10,712	$4,233	$4,772
Average equity	$22,394	$20,317	$20,946
Return on average common shareholders' equity	47.8%	20.8%	22.8%

Return on Invested Capital as Adjusted (ROIC)*

Millions, Except Percentages	2017	2016	2015
Net income	$10,712	$4,233	$4,772
Interest expense	719	698	622
Interest on average present value of operating leases	105	121	135
Taxes on interest	(309)	(306)	(285)
Net operating profit after taxes as adjusted (a)	$11,227	$4,746	$5,244
Average equity	$22,394	$20,317	$20,946
Average debt	15,976	14,604	12,807
Average present value of operating leases	2,288	2,581	2,814
Average invested capital as adjusted (b)	$40,658	$37,502	$36,567
Return on invested capital as adjusted (a/b)	27.6%	12.7%	14.3%

*ROIC is considered a non-GAAP financial measure by SEC Regulation G and Item 10 of SEC Regulation S-K, and may not be defined and calculated by other companies in the same manner. We believe this measure is important to management and investors in evaluating the efficiency and effectiveness of our long-term capital investments. In addition, we currently use ROIC as a performance criteria in determining certain elements of equity compensation for our executives. ROIC should be considered in addition to, rather than as a substitute for, other information provided in accordance with GAAP. The most comparable GAAP measure is Return on Average Common Shareholders’ Equity. The tables above provide reconciliations from return on average common shareholders’ equity to ROIC.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Financial Performance*
Millions, Except Per Share Amounts and Percentages	Operating	Income	Net	Diluted	Operating
For the Three Months Ended December 31, 2017	Income	Taxes	Income	EPS	Ratio
Reported results (GAAP)	$2,251	$(5,186)	$7,278	$9.25	58.7%
Factors Affecting Comparability:
Adjustments for Tax Cuts and Jobs Act
Equity-method affiliates	(212)	(73)	(139)	(0.18)	3.9	pts
Deferred taxes	-	5,935	(5,935)	(7.54)	-
Adjusted results (non-GAAP)	$2,039	$676	$1,204	$1.53	62.6%

Millions, Except Per Share Amounts and Percentages	Operating	Income	Net	Diluted	Operating
For the Year Ended December 31, 2017	Income	Taxes	Income	EPS	Ratio
Reported results (GAAP)	$8,061	$(3,080)	$10,712	$13.36	62.0%
Factors Affecting Comparability:
Adjustments for Tax Cuts and Jobs Act
Equity-method affiliates	(212)	(73)	(139)	(0.17)	1.0	pts
Deferred taxes	-	5,935	(5,935)	(7.40)	-
Adjusted results (non-GAAP)	$7,849	$2,782	$4,638	$5.79	63.0%

*     The above tables reconcile our results for the quarter and year ended December 31, 2017 to adjusted results that exclude the impact of certain items identified as affecting comparability. We use adjusted operating income, adjusted income taxes, adjusted net income, adjusted diluted earnings per share ("EPS") and adjusted operating ratio, as applicable, among other measures, to evaluate our actual operating performance. We believe these non-GAAP measures provide relevant and useful information for management and investors because they clarify our actual operating performance by excluding certain significant items that are not considered indicative of future financial trends and allow investors to review performance in the same way as our management. Since these are not measures of performance calculated in accordance with GAAP, they should be considered in addition to, rather than as a substitute for, operating income, income taxes, net income, diluted EPS, and operating ratio, as indicators of operating performance.